CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$720,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  Approximately 14.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	170,885	324,339,523	28.4	6.84	0.0	659	39.8	71.5	79.2	8.7	93.9	40.2	29.5	29.3	20.8	35.3
FICO 500-525 and LTV>65	142,566	21,812,590	1.9	8.27	0.0	513	41.8	77.7	82.5	6.0	99.6	72.6	8.2	19.2	0.0	29.0
FICO 525-550 and LTV>65	144,563	61,583,700	5.4	8.06	0.0	538	40.3	79.1	89.3	6.7	98.9	72.7	7.6	19.5	0.8	18.3
FICO 550-575 and LTV>65	143,702	107,920,027	9.5	7.83	0.0	562	40.1	82.7	82.6	9.0	98.0	79.1	7.1	13.5	0.8	16.8
FICO 575-600 and LTV>70	128,943	140,161,157	12.3	7.57	0.0	588	40.6	84.8	87.9	6.3	97.7	77.8	8.1	14.0	4.9	16.1
FICO 600-625 and LTV>70	145,263	189,713,920	16.6	7.21	0.0	612	40.2	84.3	82.8	11.0	95.9	73.4	8.0	18.6	14.7	20.9
FICO 625-650 and LTV>70	152,286	178,174,412	15.6	7.09	0.2	636	40.5	83.3	82.9	9.4	92.9	56.3	20.9	22.5	20.7	22.8
FICO 650-675 and LTV>80	145,091	44,833,236	3.9	7.48	1.6	662	38.3	90.6	75.4	9.6	78.4	57.4	17.0	24.2	22.2	26.1
FICO 675-700 and LTV>80	157,578	32,461,016	2.8	7.27	1.9	686	37.9	91.4	72.0	10.8	74.2	54.5	20.2	24.1	23.5	29.0
FICO 700-725 and LTV>80	160,158	21,140,921	1.9	7.04	4.3	710	38.7	90.8	78.6	7.8	75.7	50.8	25.6	21.0	20.5	28.6
FICO 725-750 and LTV>85	134,174	8,184,605	0.7	7.73	5.6	738	35.2	92.9	65.1	13.3	50.5	37.5	22.7	37.1	6.4	13.8
FICO 750-775 and LTV>85	153,364	7,361,491	0.7	7.57	1.3	760	37.8	92.4	61.0	3.0	55.2	51.9	22.7	24.1	4.8	36.4
FICO 775-800 and LTV>85	119,450	2,389,007	0.2	7.43	15.1	784	40.3	93.5	73.3	8.6	65.4	49.6	16.2	19.1	0.0	19.5
FICO=>800 and LTV>85	166,055	996,333	0.1	7.84	0.0	809	25.4	92.6	100.0	0.0	40.3	83.5	0.0	16.5	0.0	44.2
Total:	150,676	1,141,071,936	100.0	7.27	0.3	624	40.0	80.7	81.8	8.8	93.1	60.3	17.3	21.9	14.3	25.0

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	149,417	1,089,994,835	95.5	7.28	0.3	624	39.4	80.8	82.0	8.7	93.2	59.3	17.5	22.6	14.3	24.4
LTV 0-60 and DTI>50	132,752	3,318,804	0.3	6.76	0.0	605	52.8	47.4	76.1	0.0	90.8	89.2	0.0	10.8	0.0	62.2
LTV 60-65 and DTI>50	144,464	1,155,711	0.1	7.01	0.0	598	53.1	61.8	87.3	0.0	94.0	79.8	0.0	20.2	0.0	50.2
LTV 65-70 and DTI>50	235,298	3,058,873	0.3	6.87	0.0	616	51.9	67.9	77.0	0.0	74.6	50.5	49.5	0.0	0.0	27.1
LTV 70-75 and DTI>50	199,308	4,384,768	0.4	6.94	0.0	584	52.7	71.9	86.2	0.0	88.4	93.3	6.7	0.0	0.0	28.3
LTV 75-80 and DTI>50	193,982	5,431,499	0.5	6.97	0.0	609	51.7	77.7	78.3	11.0	94.2	82.3	14.0	3.7	15.5	40.2
LTV 80-85 and DTI>50	199,663	19,766,607	1.7	6.84	0.0	614	54.2	80.4	71.3	15.5	93.7	77.2	16.1	6.8	22.4	41.2
LTV 85-90 and DTI>50	175,510	5,265,311	0.5	7.38	0.0	602	57.9	86.1	79.1	12.3	86.4	85.8	0.0	14.2	14.4	37.5
LTV 90-95 and DTI>50	229,100	6,185,692	0.5	7.07	0.0	613	52.8	90.1	73.5	16.3	98.2	88.6	11.4	0.0	20.9	35.1
LTV 95-100 and DTI>50	141,663	1,558,293	0.1	8.11	0.0	654	52.1	95.2	93.7	6.3	92.1	82.0	11.9	6.1	18.0	11.9
LTV=>100 and DTI>50	63,436	951,545	0.1	9.16	0.0	657	55.8	100.0	91.3	0.0	100.0	90.7	0.0	9.4	0.0	5.3
Total:	150,676	1,141,071,936	100.0	7.27	0.3	624	40.0	80.7	81.8	8.8	93.1	60.3	17.3	21.9	14.3	25.0

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	152,596	614,655,106	53.9	7.09	0.5	657	36.1	81.2	80.2	9.2	90.0	50.2	24.1	24.7	20.1	27.6
DTI 0.1 - 20.0 & FICO<525	116,006	696,036	0.1	7.41	0.0	511	13.6	71.4	100.0	0.0	80.6	29.2	48.7	22.2	0.0	43.7
DTI 20.1 - 25.0 & FICO<525	103,659	1,347,564	0.1	8.12	0.0	516	22.9	75.7	100.0	0.0	100.0	65.1	14.0	20.9	0.0	8.7
DTI 25.1 - 30.0 & FICO<550	131,813	8,172,431	0.7	8.50	0.0	533	27.9	71.7	87.2	5.6	100.0	73.6	8.0	18.5	0.0	21.6
DTI 30.1 - 35.0 & FICO<575	124,723	24,570,460	2.2	7.79	0.0	549	32.4	76.4	86.3	8.5	98.5	78.7	6.1	14.9	0.0	16.6
DTI 35.1 - 40.0 & FICO<600	139,766	64,012,763	5.6	7.72	0.0	563	37.4	77.8	83.5	10.3	98.4	65.7	9.1	25.2	2.4	22.3
DTI 40.1 - 45.0 & FICO<625	148,626	137,627,621	12.1	7.52	0.0	583	42.5	80.4	84.1	7.5	97.4	72.2	8.1	19.6	5.3	21.0
DTI 45.1 - 50.0 & FICO<650	148,843	231,450,578	20.3	7.41	0.1	596	47.6	81.7	84.3	8.0	96.5	71.4	9.5	19.1	10.2	20.2
DTI 50.1 - 55.0 & FICO<675	176,265	51,998,278	4.6	7.15	0.0	595	51.6	79.6	77.6	10.0	93.4	80.0	12.8	7.2	13.5	31.9
DTI=>55.0 & FICO<700	198,215	6,541,100	0.6	7.28	0.0	600	63.5	80.4	83.4	10.5	97.5	75.9	7.9	16.2	2.5	34.7
Total:	150,676	1,141,071,936	100.0	7.27	0.3	624	40.0	80.7	81.8	8.8	93.1	60.3	17.3	21.9	14.3	25.0

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	139,614	695,275,711	60.9	7.21	0.2	613	40.2	81.4	83.9	7.9	94.7	99.0	0.1	0.0	13.6	20.3
FICO 500-525 & Limited or Stated Doc	184,406	9,220,287	0.8	8.34	0.0	515	40.2	70.2	89.3	0.6	96.2	0.0	31.6	68.4	0.0	36.0
FICO 525-550 & Limited or Stated Doc	188,822	21,903,313	1.9	7.97	0.0	539	39.8	72.0	85.0	12.1	96.8	0.0	25.5	74.5	1.2	31.3
FICO 550-575 & Limited or Stated Doc	188,885	27,766,157	2.4	7.58	0.0	561	38.4	75.2	76.0	11.5	97.3	0.0	32.6	67.4	1.8	37.5
FICO 575-600 & Limited or Stated Doc	188,298	40,484,138	3.6	7.54	0.0	588	40.0	77.8	81.7	6.8	97.6	0.0	35.2	64.8	0.7	34.7
FICO 600-625 & Limited or Stated Doc	164,435	58,210,068	5.1	7.50	0.0	613	39.2	81.0	78.0	12.5	93.0	0.0	27.1	72.9	6.2	30.5
FICO 625-650 & Limited or Stated Doc	164,320	87,911,304	7.7	7.38	0.2	637	39.7	79.9	83.5	8.3	92.6	0.0	44.6	55.4	15.9	30.7
FICO 650-675 & Limited or Stated Doc	170,592	83,248,721	7.3	7.21	0.9	662	40.1	80.8	75.2	12.8	90.4	0.0	52.6	47.5	26.9	31.7
FICO 675-700 & Limited or Stated Doc	170,205	56,848,334	5.0	7.08	0.4	687	40.6	81.8	76.0	11.8	86.6	0.0	55.2	44.8	24.8	31.4
FICO 700-725 & Limited or Stated Doc	170,175	30,461,238	2.7	7.07	1.2	712	39.2	82.0	75.6	5.7	82.7	0.0	56.4	43.6	24.5	35.3
FICO 725-750 & Limited or Stated Doc	163,221	14,363,411	1.3	7.32	3.2	737	38.9	82.9	72.2	13.8	78.8	0.0	59.6	40.4	20.4	25.1
FICO 750-775 & Limited or Stated Doc	174,006	9,396,316	0.8	7.42	0.0	761	38.6	83.7	74.3	5.0	73.0	0.0	60.1	39.9	26.9	45.3
FICO 775-800 & Limited or Stated Doc	177,776	4,799,939	0.4	6.94	0.0	783	40.5	81.0	63.2	17.4	73.3	0.0	67.3	32.7	3.2	34.2
FICO=>800 & Limited or Stated Doc	197,167	1,183,000	0.1	7.20	0.0	804	42.1	75.6	100.0	0.0	100.0	0.0	0.0	100.0	13.1	0.0
Total:	150,676	1,141,071,936	100.0	7.27	0.3	624	40.0	80.7	81.8	8.8	93.1	60.3	17.3	21.9	14.3	25.0

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	142,882	977,884,704	85.7	7.37	0.3	619	39.9	80.6	82.4	7.6	92.2	60.7	16.2	22.5	0.0	21.2
FICO 525-550 & InterestOnly	254,425	508,850	0.0	8.24	0.0	532	42.3	82.6	48.0	52.1	100.0	48.0	52.1	0.0	100.0	48.0
FICO 550-575 & InterestOnly	271,033	813,100	0.1	7.40	0.0	562	39.3	76.5	39.3	60.7	100.0	39.3	0.0	60.7	100.0	34.4
FICO 575-600 & InterestOnly	171,258	7,364,109	0.7	7.16	0.0	589	43.0	81.8	86.4	11.5	98.9	96.2	0.0	3.8	100.0	16.0
FICO 600-625 & InterestOnly	201,535	28,819,530	2.5	6.70	0.0	613	41.4	81.9	69.2	23.5	100.0	87.4	2.4	10.2	100.0	46.8
FICO 625-650 & InterestOnly	228,166	39,244,475	3.4	6.57	0.0	636	40.6	80.5	82.2	15.0	98.8	63.6	17.9	17.8	100.0	45.3
FICO 650-675 & InterestOnly	239,535	39,762,826	3.5	6.82	0.0	662	40.0	81.5	78.3	15.9	98.1	43.2	34.6	21.9	100.0	47.1
FICO 675-700 & InterestOnly	247,097	24,956,754	2.2	6.51	0.0	686	40.0	82.9	81.3	13.7	98.9	43.5	33.9	22.6	100.0	57.0
FICO 700-725 & InterestOnly	229,351	13,072,999	1.2	6.38	1.7	711	38.8	83.2	74.1	15.1	100.0	41.3	35.2	21.8	100.0	59.6
FICO 725-750 & InterestOnly	202,168	5,458,537	0.5	6.17	0.0	739	39.5	80.3	89.6	0.0	97.8	46.2	37.5	16.3	100.0	34.4
FICO 750-775 & InterestOnly	221,573	2,880,454	0.3	6.64	0.0	761	39.5	81.8	77.5	8.7	100.0	12.3	60.9	26.9	100.0	71.2
FICO 775-800 & InterestOnly	151,200	151,200	0.0	6.25	0.0	782	24.3	80.0	100.0	0.0	100.0	0.0	100.0	0.0	100.0	0.0
FICO=>800 & InterestOnly	154,400	154,400	0.0	5.95	0.0	804	16.0	80.0	100.0	0.0	100.0	0.0	0.0	100.0	100.0	0.0
Total:	150,676	1,141,071,936	100.0	7.27	0.3	624	40.0	80.7	81.8	8.8	93.1	60.3	17.3	21.9	14.3	25.0